UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Banner Energy Services Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Explanatory Note

On November 19, 2019, Banner Energy Services Corp., a Nevada corporation formerly known as Mount Tam Biotechnologies, Inc. (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K (the “Original Form 8-K”) to disclose that it had (i) completed the acquisition of Banner Midstream Corp., a Delaware corporation (“Banner Midstream”) pursuant to an Agreement and Plan of Merger effective as of November 18, 2019, by and among the Company, Banner Midstream, and MTB Merger Sub, Inc. a Delaware corporation and a wholly-owned subsidiary of the Company, and (ii) completed the sale of all or substantially all of its assets and transferred certain of its liabilities to Torcept Thereapeutics, Inc., a Delaware corporation (“Torcept”) under an Asset Purchase Agreement dated November 13, 2019, by and among the Company, Mount Tam Therapeutics, Inc., a Delaware corporation and wholly owned subsidiary of the Company, and Torcept, in each case as disclosed in more detail in the Original Form 8-K and in the Company’s Current Report on Form 8-K filed with the Commission on September 30, 2019.

This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K to provide the financial statements of the Company, and the pro forma financial information of the Company and Banner Midstream as required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read together with the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

Banner Midstream Corp.

(i)	The audited balance sheet as of December 31, 2018, and the audited statements of operations, changes in stockholders’ deficit and cash flows for the period of April 2, 2018 (Inception) through December 31, 2018 with the notes thereto and the Report of Independent Registered Public Accounting Firm thereon (Exhibit 99.1); and
(ii)	The unaudited condensed consolidated balance sheet as of September 30, 2019 and the unaudited statements of operations, changes in stockholders’ deficit and cash flows for the three and nine months ended September 30, 2019 and the period of April 2, 2018 (Inception) through September 30, 2018 (Exhibit 99.2).

(b) Pro forma financial information

The following unaudited pro forma financial information of the Company and Banner Midstream Corp. is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

●	Unaudited pro forma consolidated balance sheets as of September 30, 2019
●	Unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019;
●	Unaudited pro forma consolidated statements of operations for the year (period) ended December 31, 2018; and
●	Notes to the unaudited pro forma financial information.

(d)       Exhibits

Exhibit No.	Description

99.1	Audited financial statements for Banner Midstream Corp., as of December 31, 2018 and for the period of April 2, 2018 (Inception) through December 31, 2018.

99.2

Unaudited condensed consolidated financial statements of Banner Midstream Corp. as of September 30, 2019 and for the three and nine months ended September 30, 2019 and the period of April 2, 2018 (Inception) through September 30, 2018

99.3	Unaudited pro forma financial information and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Banner Energy Services Corp.

Date: August 24, 2020	By:	/s/ Richard Horgan
	Name:	Richard Horgan
	Title:	Chief Executive Officer